                                                                    Exhibit 25.1


                                   FORM T-1
                ==============================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                              __________________

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE
                              __________________

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                           SECTION 305(B)(2) _______
                              __________________

                    UNITED STATES TRUST COMPANY OF NEW YORK
              (Exact name of trustee as specified in its charter)

          New York                                        13-3818954
(Jurisdiction of incorporation                         (I.R.S. employer
if not a U.S. national bank)                          identification No.)


      114 West 47th Street                                 10036-1532
          New York, NY                                     (Zip Code)
     (Address of principal
       executive offices)

                              __________________

                        ______________________________
                            NEXSTAR FINANCE, L.L.C.
              (Exact name of obligor as specified in its charter)

           Delaware                                        23-3063155
(State or other jurisdiction of                        (I.R.S. employer
 incorporation or organization)                        identification No.)

  200 Abington Executive Park
      Clarks Summit, PA                                      18411
(Address of principal executive offices)                  (Zip Code)

                        ______________________________
                             NEXSTAR FINANCE, INC.

              (Exact name of obligor as specified in its charter)

                Delaware                                23-3063152
       (State or other jurisdiction of               (I.R.S. employer
          incorporation or organization)            identification No.)

       200 Abington Executive Park
           Clarks Summit, PA                              18411
 (Address of principal executive offices)               (Zip Code)

                  __________________________________________
                       ENTERTAINMENT REALTY CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                                       23-1112826
(State or other jurisdiction of                      (I.R.S. employer
 incorporation or organization)                     identification No.)

  200 Abington Executive Park
       Clarks Summit, PA                                  18411
(Address of principal executive offices)                (Zip Code)

                  ___________________________________________
                       NEXSTAR BROADCASTING GROUP, INC.
            (Exact name of registrant as specified in its charter)

         Delaware                                       23-3083129
(State or other jurisdiction of                      (I.R.S. employer
 incorporation or organization)                     identification No.)

    200 Abington Executive Park
        Clarks Summit, PA                                 18411
(Address of principal executive offices)                (Zip Code)

                   _________________________________________
                    NEXSTAR BROADCASTING OF ABILENE, L.L.C.
            (Exact name of registrant as specified in its charter)

         Delaware                                       23-2999702
(State or other jurisdiction of                      (I.R.S. employer
 incorporation or organization)                     identification No.)

    200 Abington Executive Park
        Clarks Summit, PA                                 18411
(Address of principal executive offices)                (Zip Code)

            _______________________________________________________
             NEXSTAR BROADCASTING OF BEAUMONT PORT ARTHUR, L.L.C.
            (Exact name of registrant as specified in its charter)

               Delaware                                        52-2282164
    (State or other jurisdiction of                        (I.R.S. employer
    incorporation or organization)                        identification No.)

     200 Abington Executive Park
          Clarks Summit, PA                                      18411
(Address of principal executive offices)                       (Zip Code)

                   ________________________________________
                   NEXSTAR BROADCASTING OF CAMPAIGN, L.L.C.
            (Exact name of registrant as specified in its charter)

              Delaware                                         23-3008450
 (State or other jurisdiction of                            (I.R.S. employer
  incorporation or organization)                           identification No.)

    200 Abington Executive Park
        Clarks Summit, PA                                        18411
(Address of principal executive offices)                       (Zip Code)

                      ___________________________________
                     NEXSTAR BROADCASTING OF ERIE, L.L.C.
            (Exact name of registrant as specified in its charter)

            Delaware                                           25-1876662
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                             identification No.)

   200 Abington Executive Park
        Clarks Summit, PA                                         18411
(Address of principal executive offices)                        (Zip Code)

                      ___________________________________
                     NEXSTAR BROADCASTING OF JOPLIN, L.L.C.
            (Exact name of registrant as specified in its charter)

               Delaware                                      52-2282189
     (State or other jurisdiction of                      (I.R.S. employer
     incorporation or organization)                      identification No.)

      200 Abington Executive Park
          Clarks Summit, PA                                     18411
(Address of principal executive offices)                     (Zip Code)

                   _________________________________________
                   NEXSTAR BROADCASTING OF LOUISIANA, L.L.C.
            (Exact name of registrant as specified in its charter)

              Delaware                                       23-3047400
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                         identification No.)

      200 Abington Executive Park
           Clarks Summit, PA                                    18411
(Address of principal executive offices)                     (Zip Code)

                 _____________________________________________
                NEXSTAR BROADCASTING OF MIDLAND-ODESSA, L.L.C.
            (Exact name of registrant as specified in its charter)

              Delaware                                       25-1861025
  (State or other jurisdiction of                         (I.R.S. employer
  incorporation or organization)                         identification No.)

      200 Abington Executive Park
         Clarks Summit, PA                                      18411
(Address of principal executive offices)                     (Zip Code)

             _____________________________________________________
           NEXSTAR BROADCASTING OF NORTHEASTERN PENNSYLVANIA, L.L.C.
            (Exact name of registrant as specified in its charter)

        Delaware                                             23-3063168
(State or other jurisdiction of                           (I.R.S. employer
incorporation or organization)                           identification No.)

   200 Abington Executive Park
        Clarks Summit, PA                                       18411
(Address of principal executive offices)                     (Zip Code)

                    ______________________________________
                    NEXSTAR BROADCASTING OF PEORIA, L.L.C.
            (Exact name of registrant as specified in its charter)

          Delaware                                               23-3008454
  (State or other jurisdiction of                            (I.R.S. employer
  incorporation or organization)                            identification No.)

   200 Abington Executive Park
        Clarks Summit, PA                                           18411
(Address of principal executive offices)                          (Zip Code)

                   _________________________________________
                   NEXSTAR BROADCASTING OF ROCHESTER, L.L.C.
            (Exact name of registrant as specified in its charter)

          Delaware                                               23-2994493
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

  200 Abington Executive Park
      Clarks Summit, PA                                             18411
(Address of principal executive offices)                          (Zip Code)

                  __________________________________________
                   NEXSTAR BROADCASTING OF THE MIDWEST, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                               16-1048363
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

   200 Abington Executive Park
       Clarks Summit, PA                                            18411
(Address of principal executive offices)                          (Zip Code)

                _______________________________________________
                 NEXSTAR BROADCASTING OF WICHITA FALLS, L.L.C.
            (Exact name of registrant as specified in its charter)

          Delaware                                               52-2282193
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                              identification No.)

   200 Abington Executive Park
        Clarks Summit, PA                                           18411
(Address of principal executive offices)                          (Zip Code)

                _______________________________________________
                  MISSION BROADCASTING OF WICHITA FALLS, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                                              52-2282193
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

     200 Abington Executive Park
         Clarks Summit, PA                                           18411
(Address of principal executive offices)                          (Zip Code)

                            ______________________
                           BASTET BROADCASTING, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                                              31-1537569
(State or other jurisdiction of                                (I.R.S. employer
incorporation or organization)                               identification No.)

     200 Abington Executive Park
         Clarks Summit, PA                                           18411
(Address of principal executive offices)                           (Zip Code)

                              __________________

                12% Senior Subordinated Exchange Notes Due 2008
                      (Title of the indenture securities)

                 ============================================

                                    GENERAL


1.  General Information
    -------------------

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

          Federal Reserve Bank of New York (2nd District), New York, New York
            (Board of Governors of the Federal Reserve System)
          Federal Deposit Insurance Corporation, Washington, D.C.
          New York State Banking Department, Albany, New York

    (b)   Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

2.  Affiliations with the Obligor
    -----------------------------

    If the obligor is an affiliate of the trustee, describe each such affiliation.

          None

3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15:

    Nexstar Finance, L.L.C. and Nexstar Finance, Inc., Entertainment Realty Corporation, Nexstar Broadcasting Group, Inc., Nexstar Broadcasting of Abilene, L.L.C., Nexstar Broadcasting of Beaumont Port Arthur, L.L.C., Nexstar Broadcasting of Champaign, L.L.C., Nexstar Broadcasting of Erie, L.L.C., Nexstar Broadcasting of Joplin, L.L.C., Nexstar Broadcasting of Louisiana, L.L.C., Nexstar Broadcasting of Midland-Odessa, L.L.C., Nexstar Broadcasting of Northeastern Pennsylvania, L.L.C., Nexstar Broadcasting of Peoria, L.L.C., Nexstar Broadcasting of Rochester L.L.C., Nexstar Broadcasting of the Midwest, Inc., Nexstar Broadcasting of Wichita Falls, L.L.C., Mission Broadcasting of Wichita Falls, Inc., Bastet Broadcasting, Inc. currently are not in default under any of their outstanding securities for which United States Trust Company of New York is Trustee. Accordingly, responses to Items 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of Form T-
    1 are not required under General Instruction B.

16.  List of Exhibits
     ----------------

     T-1.1   --      Organization Certificate, as amended, issued by the State
                     of New York Banking Department to transact business as a Trust Company, is incorporated by reference to Exhibit T-
                     1.1 to Form T-1 filed on September 15, 1995 with the
                     Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990
                     (Registration No. 33-97056).

     T-1.2   --      Included in Exhibit T-1.1.

     T-1.3   --      Included in Exhibit T-1.1.


     T-1.4   -       The By-Laws of United States Trust Company of New York, as
                     amended, is incorporated by reference to Exhibit T-1.4 to Form T-1 filed on September 15, 1995 with the Commission pursuant to the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990 (Registration No.
                     33-97056).

     T-1.6   -       The consent of the trustee required by Section 321(b) of
                     the Trust Indenture Act of 1939, as amended by the Trust
                     Indenture Reform Act of 1990.

     T-1.7   -       A copy of the latest report of condition of the trustee
                     pursuant to law or the requirements of its supervising or
                  examining authority.

NOTE
====

As of June 8, 2001, the trustee had 2,999,029 shares of Common Stock outstanding, all of which are owned by its parent company, U.S. Trust Corporation. The term "trustee" in Item 2, refers to each of United States Trust Company of New York and its parent company, U. S. Trust Corporation.

In answering Item 2 in this statement of eligibility as to matters peculiarly within the knowledge of the obligor or its directors, the trustee has relied upon information furnished to it by the obligor and will rely on information to be furnished by the obligor and the trustee disclaims responsibility for the accuracy or completeness of such information.

                              __________________

Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, United States Trust Company of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 8th day of June, 2001.


UNITED STATES TRUST COMPANY
  OF NEW YORK, Trustee


    /s/ Margaret Ciesmelewski
By:_______________________________
   Margaret Ciesmelewski
   Assistant Vice President

                                                                   Exhibit T-1.6
                                                                   -------------

       The consent of the trustee required by Section 321(b) of the Act.

                    United States Trust Company of New York
                             114 West 47th Street
                              New York, NY  10036


March 10, 2000



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549

Gentlemen:

Pursuant to the provisions of Section 321(b) of the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and subject to the limitations set forth therein, United States Trust Company of New York ("U.S. Trust") hereby consents that reports of examinations of U.S. Trust by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.



Very truly yours,


UNITED STATES TRUST COMPANY
  OF NEW YORK


    /s/Gerard F. Ganey
    ------------------
By: Gerard F. Ganey
    Senior Vice President

                                                                   EXHIBIT T-1.7

                    UNITED STATES TRUST COMPANY OF NEW YORK
                      CONSOLIDATED STATEMENT OF CONDITION
                                MARCH 31, 2001
                                --------------
                               ($ IN THOUSANDS)

ASSETS
------
Cash and Due from Banks                                         $   60,744
Short-Term Investments                                              61,956

Securities, Available for Sale                                     687,786

Loans                                                            2,866,204
Less:  Allowance for Credit Losses                                  17,858
                                                                ----------
     Net Loans                                                   2,848,346
Premises and Equipment                                              65,105
Other Assets                                                       264,387
                                                                ----------
     Total Assets                                               $3,988,324
                                                                ==========

LIABILITIES
-----------
Deposits:
     Non-Interest Bearing                                       $  635,939
     Interest Bearing                                            2,338,442
                                                                ----------
         Total Deposits                                          2,974,381

Short-Term Credit Facilities                                       383,958
Accounts Payable and Accrued Liabilities                           300,828
                                                                ----------
     Total Liabilities                                          $3,659,167
                                                                ==========

STOCKHOLDER'S EQUITY
--------------------
Common Stock                                                        14,995
Capital Surplus                                                    208,551
Retained Earnings                                                  123,254

Accumulated Other comprehensive Income                            (17,643)
                                                                ----------

Total Stockholder's Equity                                         329,157
                                                                ----------
   Total Liabilities and
   Stockholder's Equity                                         $3,988,324
                                                                ==========

I, Richard E. Brinkmann, Managing Director & Comptroller of the named bank do hereby declare that this Statement of Condition has been prepared in conformance with the instructions issued by the appropriate regulatory authority and is true to the best of my knowledge and belief.

Richard E. Brinkmann, Managing Director & Controller

April 16, 2001